Exhibit 10.1
THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT
          This Third Amendment, dated as of March 10, 2009 (this “Amendment”), to that certain First Lien Credit Agreement, dated as of September 5, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), among Hanesbrands Inc., a Maryland corporation (the “Borrower”), the various financial institutions and other persons from time to time party thereto (the “Lenders”), HSBC Bank USA, National Association, LaSalle Bank National Association and Barclays Bank PLC, as Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as administrative agent (in such capacity, the “Administrative Agent”), Citibank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Joint Lead Arrangers and Joint Bookrunners, as amended by the First Amendment, dated as of February 22, 2007 (the “First Amendment”), among the Borrower and the Lenders party thereto, as further amended by the Second Amendment to the First Lien Credit Agreement, dated as of August 21, 2008 (the “Second Amendment”). Capitalized terms used herein but not defined herein are used as defined in the First Lien Credit Agreement.
W I T N E S S E T H:
          WHEREAS, the Borrower, the Administrative Agent, the Lenders and other parties thereto are parties to the First Lien Credit Agreement;
          WHEREAS, J.P. Morgan Securities Inc. (“JPMorgan”) is acting as arranger and bookrunner (in such capacity, the “Arranger”) in connection with this Amendment;
          WHEREAS, the Borrower has requested that the Lenders amend certain terms in the First Lien Credit Agreement in the manner provided for herein; and
          WHEREAS, the Lenders signatory to an acknowledgment and consent to amendment in the form attached hereto (an “Acknowledgment and Consent to Amendment”) have consented to this Amendment on the terms and subject to the conditions herein provided.
          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
     Section 1. Amendments.
     (a) As of the Third Amendment Effective Date (as defined below), the Arranger, the Administrative Agent (on behalf of the Required Lenders), the Borrower and the Lenders hereby agree that the First Lien Credit Agreement shall be amended as set forth below:
     (i) Section 1.1 (Defined Terms) of the First Lien Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
     “Third Amendment” means the Third Amendment to this Agreement, dated as of the Third Amendment Effective Date, by and among the Borrower, J.P. Morgan Securities Inc., as arranger and bookrunner for the Third Amendment, the Administrative Agent (on behalf of the Required Lenders) and the Subsidiary Guarantors.
     “Third Amendment Effective Date” means March 10, 2009.

     (ii) The definition of “Applicable Margin” in Section 1.1 (Defined Terms) of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:
     “Applicable Margin” means (i) in the case of Term B Loans maintained as (A) LIBO Rate Loans, a percentage per annum equal to 4.75% and (B) Base Rate Loans, a percentage per annum equal to 3.75%, and (ii) in the case of Term A Loans and Revolving Loans, the applicable percentage set forth below corresponding to the relevant Leverage Ratio:

	Applicable Margin
Leverage Ratio	LIBO Rate Loans	Base Rate Loans
Greater than or equal to 4.00:1.00	4.75%	3.75%
Less than 4.00:1.00 but greater than or equal to 3.25:1.00	4.50%	3.50%
Less than 3.25:1.00 but greater than or equal to 2.50:1.00	4.25%	3.25%
Less than 2.50:1.00	4.00%	3.00%
Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), the Applicable Margin for all Term A Loans and Revolving Loans from the Closing Date through (and including) the date of delivery of the financial statements for the second full Fiscal Quarter ending after Closing Date shall be (A) 1.75%, in the case of LIBO Rate Loans, and (B) 0.75%, in the case of Base Rate Loans. The Leverage Ratio used to compute the Applicable Margin shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent. Changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrower fails to deliver a Compliance Certificate on or before the date required pursuant to clause (c) of Section 7.1.1, the Applicable Margin from and including the day after such required date of delivery to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall equal the highest Applicable Margin set forth above.
     (iii) The definition of “Applicable Percentage” in Section 1.1 (Defined Terms) of the First Lien Credit Agreement is hereby amended by deleting clause (ii) thereof in its entirety and inserting in lieu thereof the following new clause (ii):
     “(ii) with respect to a mandatory prepayment in respect of Excess Cash Flow pursuant to clause (g) of Section 3.1.1, (A) 75.0%, if the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent was greater than or equal to 3.75:1, (B) 50.0%, if the Leverage Ratio set forth in such Compliance Certificate was less than 3.75:1 but greater than or equal to 3.25:1, (C) 25.0%, if the Leverage Ratio set forth in such Compliance Certificate was less than 3.25:1 but greater than or equal to 2.75:1, and (D) 0%, if the Leverage Ratio set forth in such Compliance Certificate was less than 2.75:1”
     (iv) The definition of “First Amendment Effective Date” in Section 1.1 (Defined Terms) of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:
     “First Amendment Effective Date” means February 22, 2007.
     (v) The definition of “Loan Documents” in Section 1.1 (Defined Terms) of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:
     “Loan Documents” means, collectively, this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Letters of Credit, each Rate

Protection Agreement, the Fee Letter, the Intercreditor Agreement, the Security Agreement, each Mortgage, each Foreign Pledge Agreement, each other agreement pursuant to which the Collateral Agent is granted by the Borrower or its Subsidiaries a Lien to secure the Obligations, the Guaranty and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.
     (vi) The definition of “Second Amendment Effective Date” in Section 1.1 (Defined Terms) of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:
     “Second Amendment Effective Date” means August 21, 2008.
     (vii) Section 7.2.4 (Financial Condition and Operations) of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:
“SECTION 7.2.4 Financial Condition and Operations. The Borrower will not permit any of the events set forth below to occur.
     (a) The Borrower will not permit the Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

Leverage
Period	Ratio
Each Fiscal Quarter ending between December 15, 2006 and April 15, 2007	5.50:1.00
Each Fiscal Quarter ending between April 16, 2007 and July 15, 2007	5.00:1.00
Each Fiscal Quarter ending between July 16, 2007 and October 15, 2007	4.75:1.00
Each Fiscal Quarter ending between October 16, 2007 and April 15, 2008	4.50:1.00
Each Fiscal Quarter ending between April 16, 2008 and July 15, 2008	4.25:1.00
Each Fiscal Quarter ending between July 16, 2008 and October 15, 2008	4.00:1.00
Each Fiscal Quarter ending between October 16, 2008 and April 15, 2009	4.25:1.00
Each Fiscal Quarter ending between April 16, 2009 and July 15, 2009	4.20:1.00
Each Fiscal Quarter ending between July 16, 2009 and October 15, 2009	3.95:1.00
Each Fiscal Quarter ending between October 16, 2009 and January 15, 2010	3.60:1.00
Each Fiscal Quarter ending between January 16, 2010 and July 15, 2010	3.50:1.00
Each Fiscal Quarter ending between July 16, 2010 and July 15, 2011	3.25:1.00
Each Fiscal Quarter ending July 16, 2011 and thereafter	3.00:1.00
     (b) The Borrower will not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

Interest
Coverage
Period	Ratio
Each Fiscal Quarter ending between December 15, 2006 and July 15, 2007	2.00:1.00
Each Fiscal Quarter ending between July 16, 2007 and January 15, 2008	2.25:1.00
Each Fiscal Quarter ending between January 16, 2008 and October 15, 2008	2.50:1.00
Each Fiscal Quarter ending between October 16, 2008 and April 15, 2009	2.75:1.00
Each Fiscal Quarter ending between April 16, 2009 and January 15, 2010	2.50:1.00
Each Fiscal Quarter ending between January 16, 2010 and July 15, 2010	2.75:1.00
Each Fiscal Quarter ending between July 16, 2010 and July 15, 2011	3.00:1.00
Each Fiscal Quarter ending July 16, 2011 and thereafter:	3.25:1.00”

     Section 2. Conditions Precedent. This Amendment shall become effective as of the Third Amendment Effective Date upon the satisfaction (or duly consented waiver) of each of the following conditions precedent:
          (a) Certain Documents. The Arranger shall have received each of the following:
          (i) this Amendment, duly executed by the Borrower, the Arranger, the Administrative Agent (on behalf of the Required Lenders) and each Subsidiary Guarantor; and
          (ii) an Acknowledgment and Consent to Amendment, in the form set forth hereto as Exhibit A, duly executed by the Required Lenders.
          (b) Payment of Fees, Costs and Expenses. The Arranger, the Administrative Agent and the Lenders shall have received from the Borrower, as applicable (i) an amendment fee for the account of each Lender consenting to this Amendment by 12:00 Noon (New York City time) on March 10, 2009, in an amount equal to 1.00% of the sum of each such Lender’s Revolving Loan Commitment and outstanding Term Loans, and (ii) all other fees required to be paid, and all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel) as required by Section 4 hereof.
          (c) Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.
     Section 3. Representations and Warranties. The Borrower and each Subsidiary Guarantor hereby represents and warrants to the Arranger, the Administrative Agent and each Lender, as follows:
          (a) After giving effect to this Amendment, each of the representations and warranties in the First Lien Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) as of such earlier date;
          (b) The Borrower and each Subsidiary Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by the Borrower and each Subsidiary Guarantor, and this Amendment is the legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and
          (c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     Section 4. Costs and Expenses. The Borrower agrees to pay and reimburse the Arranger and the Administrative Agent for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Arranger and the Administrative Agent.

     Section 5. Reference to and Effect on the Loan Documents.
          (a) As of the Third Amendment Effective Date, each reference in the First Lien Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the First Lien Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the First Lien Credit Agreement as amended hereby with respect to the certain requirements outlined above, and this Amendment and the First Lien Credit Agreement shall be read together and construed as a single instrument.
          (b) Except as expressly amended hereby, all of the terms and provisions of the First Lien Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the First Lien Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the First Lien Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.
          (d) Each of the Borrower and (by its acknowledgment hereof as set forth on the signature pages hereto) each Subsidiary Guarantor hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents (as amended hereby) continue to guarantee and secure the Obligations as set forth in the Loan Documents (as amended hereby) and that such guaranties, security interests and liens remain in full force and effect.
     Section 6. Arranger. Each Lender hereby acknowledges and agrees that JPMorgan, in its capacity as Arranger for this Amendment, shall be entitled to the benefits of Article IX of the First Lien Credit Agreement mutatis mutandis, as if it were the Administrative Agent, in each case, solely for the purposes of this Amendment.
     Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Arranger of a facsimile (or other electronic transmission) copy of an executed signature page hereof shall constitute receipt by the Arranger of an executed counterpart of this Amendment.
     Section 8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to the conflicts of laws provisions (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which the parties hereto agree apply hereto).
     Section 9. Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     Section 10. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
     Section 11. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

HANESBRANDS INC., as Borrower

By:	/s/ Richard D. Moss

Name: Richard D. Moss Title: Senior Vice President and Treasurer

J.P. MORGAN SECURITIES INC., as Arranger

By:	/s/ Mark Radin

Name: Mark Radin Title: Executive Director

CITICORP USA, INC., as Administrative Agent

By:	/s/ Michael Mauer

Name: Michael Mauer Title: Vice President
[SIGNATURE PAGE — THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

     For the purposes of Sections 3 and 5(d) hereof, each Subsidiary Guarantor set forth below (i) makes the representations set forth in Section 3 hereof on the Third Amendment Effective Date and (ii) hereby consents to this Amendment and confirms that all guaranties, security interests and Liens granted by it, and all its other obligations, pursuant to the Loan Documents (as amended hereby) remain in full force and effect.

BA INTERNATIONAL, L.L.C.
CARIBESOCK, INC.
CARIBETEX, INC.
CASA INTERNATIONAL, LLC
CEIBENA DEL, INC.
HANES MENSWEAR, LLC
HANES PUERTO RICO, INC.
HANESBRANDS DIRECT, LLC
HANESBRANDS DISTRIBUTION, INC.
HBI BRANDED APPAREL ENTERPRISES, LLC
HBI BRANDED APPAREL LIMITED, INC.
HBI INTERNATIONAL, LLC
HBI SOURCING, LLC
INNER SELF LLC
JASPER-COSTA RICA, L.L.C.
PLAYTEX DORADO, LLC
PLAYTEX INDUSTRIES, INC.
SEAMLESS TEXTILES, LLC
UPCR, INC.
UPEL, INC.

By:	/s/ Richard D. Moss

Name: Richard D. Moss Title: Treasurer
[SIGNATURE PAGE — THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

Acknowledgment and Consent to Amendment

To:	CITICORP USA, INC., as Administrative Agent 390 Greenwich Street New York, NY 10013 Attention: David Leland
          RE: HANESBRANDS INC.
          Reference is made to that certain First Lien Credit Agreement, dated as of September 5, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), among Hanesbrands Inc., a Maryland corporation (the “Borrower”), the various financial institutions and other persons from time to time party thereto (the “Lenders”), HSBC Bank USA, National Association and LaSalle Bank National Association and Barclays Bank PLC, as Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Co-Syndication Agents, Citicorp USA, Inc., as administrative agent (in such capacity, the “Administrative Agent”), Citibank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as the Joint Lead Arrangers and Joint Bookrunners, as amended by the First Amendment, dated as of February 22, 2007 (the “First Amendment”), among the Borrower and the Lenders party thereto, as further amended by the Second Amendment dated as of August 21, 2008 (the “Second Amendment”). Capitalized terms used herein but not defined herein are used as defined in the First Lien Credit Agreement.
          The Borrower has requested that the Lenders consent to an amendment to the First Lien Credit Agreement on the terms described in the Third Amendment (the “Amendment”), the form of which is attached hereto.
          Pursuant to Section 10.1 of the First Lien Credit Agreement, the undersigned Lender hereby consents to the terms of the Amendment and authorizes the Administrative Agent to execute and deliver the Amendment on its behalf.

Very truly yours,

Name of Lender

By:

Name: Title:

Dated as of __________________, 2009
[LENDER ACKNOWLEDGMENT AND CONSENT TO THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]